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Exhibit 10.2

Consent of Independent Accountants

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-13388 and 333-13390) of Bookham Technology plc of our report dated March 14, 2001, relating to the financial statements of Bookham Technology plc, which appears in this Annual Report on Form 20-F/A. We also consent to the reference to us under the heading "Selected Consolidated Financial Data" which appears in this Form 20-F/A.

/s/ PRICEWATERHOUSECOOPERS LLP PricewaterhouseCoopers LLP West London, England September 10, 2003

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Consent of Independent Accountants